UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number          811-21190

                             SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

(Exact name of registrant as specified in charter)

527 Madison Avenue-4th Floor

                                 New York, NY 10022

(Address of principal executive offices) (Zip code)

Marie Noble

SkyBridge Capital II, LLC

527 Madison Avenue-4th Floor

                                 New York, NY 10022

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (212) 485-3100

Date of fiscal year end:  March 31

Date of reporting period:  September 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

The Report to Shareholders is attached herewith.

(b)	A copy of the notice that is the subject of disclosure required by this Item is attached herewith.

SkyBridge

Multi-Adviser Hedge Fund Portfolios LLC

Semi-Annual Report

September 30, 2022

(Unaudited)

Important Notice to Shareholders

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Company’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Company. Instead, the reports will be made available on www.skybridge.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Company electronically by contacting the Company at 1-855-631-5474.

You may elect to receive all future reports in paper free of charge. You can inform the Company that you wish to continue receiving paper copies of your shareholder reports by contacting the Company at 1-855-631-5474.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

SkyBridge Multi-Adviser Hedge Fund Portfolios, LLC – Series G

Portfolio Manager’s Comments (unaudited)

Overview

For the six months ended September 30, 2022, SkyBridge Multi-Adviser Hedge Fund Portfolios, LLC – Series G (the “Fund”) returned -26.55%, while the HFRI Fund of Funds Composite Index returned -4.10%.

Market Review and Outlook

The third quarter of 2022 was exceptionally challenging. Entering the quarter, the S&P 500 rebounded 17% from mid-June lows to a mid-August peak. That reprieve from the Fed-driven sell-off of global risk assets reversed decisively as the market came to grips with the Fed taking rates “higher for longer,” dragging the S&P 500 to a new low at September quarter’s close, a level not seen since November of 2020.

Fed rate hike expectations are the culprit. On August 15, the bond market implied optimistically that a peak Fed Discount Rate of 3.6% would be reached in March of 2023, with two subsequent rate cuts occurring before year-end. By the end of September, the implied peak had lifted to 4.5%, with less than one rate cut expected by year end of 2023. Higher for longer. The market recoiled, reigning in valuations, and discounting a steep economic slowdown. The degree to which negative earnings revisions are fully in the market will be hotly debated over the coming months. Evidently not. Early next year, it is possible the environment will improve as horizons lengthen and as the market gains confidence in the impending end of the rate hike cycle.

Rising rates pressured multiples. The blended forward earnings multiple of the Russell 1000 Growth Index (RLG) fell from 24x on August 15 to a low of 20x at quarter end. It can go lower. When the 10-year Treasury yield last hit 3%, that multiple was 17x, and the current 10-year yield is already closer to 4%. The anticipation of a global economic downturn took an even bigger bite out of value stocks. The Russell 1000 and 2000 value indexes each lost over 500bps in Q3. By comparison, the downtrodden Russell 2000 growth index was flat. Growth performance lags value year-to-date, but in Q3, economically sensitive value stocks gave ground.

There is a growing consensus that a global recession is upon us. As the Fed presses interest rates higher, markets are waiting for something to break. The shock of rising British government bond yields nearly delivered that catastrophe, exposing vulnerability in UK pension funds. BOE bond buying may have saved the day. That said, it is hard to say where and when another crisis might develop, and therefore impossible to exclude the possibility. Global markets are trapped in no-man’s land until the Fed relieves the pressure.

Portfolio and Positioning

The Fund returned -26.55% over the six month period versus a -4.10% return for the HFRI Fund of Funds Composite Index. The Fund gives investors access to a cross section of alternative investment strategies that offer unique types of risks that are difficult to access directly and are different from those offered by stocks and bonds. The fund is thematic, dynamic and takes concentrated positions in its highest conviction ideas. As of October 1, 2022, Series G’s strategy allocations are (approximately) as follows: Multi-Strategy 36%, Macro 29%, Equities 19%, Structured Credit 13%, and Cash 3%. Approximately 23% of Series G’s assets are illiquid including 15% in private investments and 8% in underlying funds subject to suspension, gates, lock-up, etc.

This commentary reflects the viewpoints of SkyBridge Capital II, LLC as of September 30, 2022 and is not intended as a forecast or guarantee of future results.

Investment and Strategy Allocations

Breakdown of Investments in Investment Funds 1 2

Cumulative Total Return Performance

SkyBridge Multi-Adviser Hedge Fund Portfolios, LLC – Series G’s total return is based on the monthly change in net asset value (NAV) and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $1,000 investment made in the Fund’s units on January 1, 2003 to a $1,000 investment made in the HFRI Fund of Hedge Funds Index for the same period. The graph and table do not reflect the deduction of taxes that an investor unitholder would pay on a Fund distribution or redemption of units. The listed returns for the Fund are net of expenses and the returns for the index include expenses. Total returns would have been lower had certain expenses not been reduced.

1 Portfolio strategy allocations and strategy classifications are subject to change at any time at the Adviser’s sole discretion.

2 Allocations shown reflect rebalancing activity at month-end, but may change at any time. Allocations within the Fund may not total 100% if it is not fully invested. The percentages above are reflective of the underlying managers held by the Fund, not of securities held by the underlying managers.

The table below shows the annualized total returns for SkyBridge Multi-Adviser Hedge Funds Portfolios, LLC – Series G and HFRI Fund of Funds Composite Index for the same time periods ended September 30, 2022.

Annualized Total Returns[3]	Series G	HFRI Fund of Funds Composite Index [4] [5]

One Year	-30.80%	-6.35%

Five Years	-4.22%	3.11%

Since Series G’s Inception (1/03)	3.47%	3.53%

3 Total return equals income yield plus unit price charge and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by unitholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses. All returns are in U.S. dollars ($).

4 The HFRI Fund of Funds Composite Index includes over 500 domestic and offshore constituent funds. Only fund of funds are included in the index. The index is equal-weighted and all funds report assets in USD net of all fees on a monthly basis. Funds must have at least $50 Million under management or have been actively trading for at least twelve (12) months. Unlike the Fund, HFRI Fund of Funds Composite is unmanaged, is not available for investment and does not incur fees.

5 HFR Indices are compiled by Hedge Fund Research, Inc. (“HFR”), an industry service provider. The HFRI Indices were incepted in January 1990, and are based on information self-reported by hedge fund managers that decide on their own, at any time, whether or not they want to provide, or continue to provide, information to HFR Asset Management, L.L.C. While the HFRI Indices are frequently used, they have limitations (some of which are typical of other widely used indices). These limitations include survivorship bias (the returns of the indices may not be representative of all the hedge funds in the universe because of the tendency of lower performing funds to leave the index); heterogeneity (not all hedge funds are alike or comparable to one another, and the index may not accurately reflect the performance of a described style); and limited data (many hedge funds do not report to indices, and the index may omit funds, the inclusion of which might significantly affect the performance shown.

The HFRI Indices are based on information self-reported by hedge fund managers that decide on their own, at any time, whether or not they want to provide, or continue to provide, information to HFR Asset Management, L.L.C. Therefore, these indices may not be complete or accurate representations of the hedge fund universe and may be biased in several ways. Results for funds that go out of business are included in the index until the date that they cease operations. All are net of all fees, denominated in U.S. dollars and equal-weighted. The information underlying the indices and the classification of the underlying funds have not been independently verified by either HFR or SkyBridge, and neither HFR nor SkyBridge make any representation as to their accuracy. Past performance does not guarantee future results. Actual results may vary.

The HFRI Indices are first published as estimates & then not finalized until 4 months have elapsed. The indices are updated 3 times per month, see www.hedgefundresearch.com for schedule.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Consolidated Statement of Assets and Liabilities

September 30, 2022 (Unaudited)

Assets

Investments in Investment Funds, at fair value (cost $1,223,506,346)	$1,102,151,317
Investments in securities, at fair value (cost $297,336,348)	193,542,746
Cash	22,969,190
Receivable for redemptions from Investment Funds	181,127,956
Other assets	385,782

Total assets	1,500,176,991

Liabilities

Redemptions payable	149,794,921
Management fee payable	1,499,266
Account servicing fees payable	937,041
Professional fees payable	474,273
Directors’ fees payable	71,679
Contributions received in advance	49,000
Accounts payable and other accrued expenses	316,063

Total liabilities	153,142,243

Commitments and contingencies (see Note 3)	–

Shareholders’ Capital (1,600,321.977 Shares Outstanding)	$1,347,034,748

Net asset value per share	$841.73

Composition of Shareholders’ Capital

Paid-in capital	$2,239,204,414
Distributable earnings (loss)	(892,169,666)

Shareholders’ Capital	$1,347,034,748

See accompanying notes to consolidated financial statements.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Consolidated Schedule of Investments

September 30, 2022 (Unaudited)

	First Acquisition Date	Cost	Fair Value	% of Shareholders’ Capital
Investments in Investment Funds - ‡
Cryptocurrency and Digital Assets
Bitwise Ethereum Fund, LLC - c,i	08/01/2022	$8,000,000	$6,195,222	0.46%
BlackRock Trust 91 – a, i	09/30/2022	7,500,000	7,500,000	0.56
Brevan Howard Digital Asset Multi-Strategy Fund, L.P. Class B - b,g	04/01/2022	129,292,248	111,957,910	8.31
Brevan Howard Digital Asset Multi-Strategy Fund, L.P. Class B - side pocket - f	04/01/2022	20,707,752	18,072,620	1.34
Galaxy Institutional Ethereum Fund, LP Class B - c,i	07/01/2021	28,806,000	16,647,410	1.24
Galaxy Institutional Ethereum Fund, Ltd Class B - c,i	07/01/2021	15,800,000	9,101,591	0.67
Multicoin Capital Offshore, SPC - b,h	12/01/2021	66,863,912	13,947,121	1.03
Multicoin Capital Offshore, SPC - side pocket - f	12/01/2021	4,636,088	2,467,580	0.18
NYDIG Institutional Bitcoin Fund LP - a,i	12/11/2020	218,387,886	164,183,332	12.19
Polychain Global Ltd. - d,h	01/01/2022	34,406,303	7,945,257	0.59
Polychain Global Ltd. - side pocket - f	01/01/2022	12,593,697	4,166,472	0.31
Pomp Bracket Digital Assets IV, LLC - f	08/05/2021	10,099,989	10,050,770	0.75

Total Cryptocurrency and Digital Assets		557,093,875	372,235,285	27.63

Directional Equity
Armistice Capital Offshore Fund Ltd. - side pocket - f	11/01/2020	26,066	25,429	0.00
Coatue Offshore Fund Ltd Class M-6 - b	01/01/2021	32,780,890	26,020,176	1.93
Coatue Offshore Fund Ltd Liquidation Account - f	01/01/2021	1,195,922	939,772	0.07
Harvest Claro, LLC - f	04/01/2021	18,352,305	3,674,589	0.28
Redmile Capital Offshore Fund, Ltd. Class C - f	11/01/2020	2,546,977	1,221,527	0.09
Soma Offshore Ltd - b,g	04/01/2021	11,744,304	6,488,649	0.48
Third Point Venture Offshore Fund I LP - e	10/14/2021	7,775,160	7,170,364	0.53
Whale Rock Flagship Fund Ltd -side pocket - f	11/01/2020	6,125,161	3,128,643	0.23

Total Directional Equity		80,546,785	48,669,149	3.61

Event Driven
Axonic Credit Opportunities Fund L.P. - b	08/01/2011	44,010,007	62,967,374	4.67
Axonic Credit Opportunities Overseas Fund, Ltd. - b	08/01/2011	46,292,270	61,991,558	4.60
Marathon European Credit Opportunity Fund II LP - e	02/01/2014	3,078,653	4,448,960	0.33
Medalist Partners Harvest SPV Ltd - f,n	04/01/2021	33,336,596	17,524,995	1.30
Seer Capital Partners Fund L.P. - f	01/01/2012	4,965,465	5,991,245	0.45
Seer Capital Partners Offshore Fund II Ltd. - f	01/01/2020	31,989,703	25,818,020	1.92
Seer Capital Partners Offshore Fund Ltd. - f	01/01/2016	5,253,879	6,034,949	0.45
Third Point Offshore Fund, Ltd. - b	09/01/2020	173,022,674	170,111,961	12.63

Total Event Driven		341,949,247	354,889,062	26.35

See accompanying notes to consolidated financial statements.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Consolidated Schedule of Investments

September 30, 2022 (Unaudited)

	First Acquisition Date	Cost	Fair Value	% of Shareholders’ Capital
Investments in Investment Funds - ‡ (continued)
Relative Value
Millennium International, Ltd. - b,g	08/01/2015	$35,525,349	$53,795,491	3.99%
Point72 Capital International, Ltd. - b,g	06/01/2020	208,391,090	272,562,330	20.24

Total Relative Value		243,916,439	326,357,821	24.23%

Total Investments in Investment Funds - *		$1,223,506,346†	$1,102,151,317	81.82%

Investments in Securities
Antigua and Barbuda
Private Equity - ‡
FTX Trading Ltd. - j,*
Common stock (244,196 shares)	10/21/2021	$5,777,189	$3,071,551	0.23%
Series B preferred stock (352,658 shares)	08/02/2022	16,346,333	7,815,097	0.58
Series B-1 preferred stock (61,049 shares)	10/21/2021	2,222,794	1,879,372	0.14
Series C preferred stock (265,710 shares)	01/25/2022	12,316,137	10,413,294	0.77

Canada
Exchange Traded Fund (ETF)
CI Galaxy Ethereum ETF (5,513,140 shares)	10/26/2021	76,146,077	33,464,760	2.49

Cyprus
Private Equity - ‡
Genesis Digital Assets Limited - k,*
Series A preferred shares (17 shares)	08/01/2021	35,416,667	21,610,608	1.60
Ordinary shares (8 shares)	01/24/2022	24,900,962	10,169,698	0.76

United States
Private Equity - ‡
Chime Financial, Inc. (Series F preferred) (373,534 shares) - l,*	11/24/2021	25,799,993	22,718,995	1.69
Homebrew Ventures I, L.P. - l,m,*	07/01/2021	11,987,538	7,654,524	0.57
Lightning Labs, Inc. - j,*	01/01/2022	2,000,000	1,794,462	0.13
MoonPay SPV LLC - l,*	02/01/2022	1,000,000	884,420	0.06
New York Digital Investment Group LLC Class B2 (945 shares) - j,*	08/19/2021	22,620,000	21,269,587	1.58
Nova Labs, Inc.
Common stock (187,014 shares) - j,*	04/15/2022	9,724,728	7,495,582	0.56
Payward, Inc. - j,*
Series seed preferred stock (258,000 shares)	11/01/2021	13,287,000	11,282,604	0.84
Series A preferred stock (352,861 shares)	12/01/2021	18,090,987	15,361,892	1.14

See accompanying notes to consolidated financial statements.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Consolidated Schedule of Investments

September 30, 2022 (Unaudited)

	First Acquisition Date	Cost	Fair Value	% of Shareholders’ Capital
Investments in Securities (continued)
United States (continued)
Private Equity - ‡ (continued)
West Realm Shires Inc. - j,*
Class A common stock (1,310,000 shares)	11/10/2021	$199,945	$169,054	0.01%
Series A preferred stock (8,533,916 shares)	01/25/2022	19,499,998	16,487,246	1.22

Total Investments in Securities		$297,336,348†	$193,542,746	14.37%

Other Assets, less Liabilities			51,340,685	3.81%

Shareholders’ Capital			$1,347,034,748	100.00%

Note: Investments in underlying Investment Funds are categorized by investment strategy.

a	Redemptions permitted daily.
b	Redemptions permitted quarterly.
c	Redemptions permitted weekly.
d	Redemptions permitted semi-annually.
e	Term vehicles with multi-year hard lock, subject to periodic distributions. The Company held $11,619,324 (1.05% of total Investments in Investment Funds) of term vehicles at September 30, 2022.
f

Illiquid, redeemable only when underlying investment is realized or converted to liquid interest in Investment Fund. The Company held $99,116,611 (8.99% of total Investments in Investment Funds) of illiquid investments at September 30, 2022.

g	As of September 30, 2022, subject to gated redemptions (these are investor-level percentage limitations on redemption).
h	Subject to a current lock-up on liquidity provisions on a greater than quarterly basis.
i

The Investment Fund is held by SkyBridge Multi-Adviser Hedge Fund Portfolios Sub-Fund I Ltd. (the “Sub-Fund”), a wholly-owned subsidiary of the Company. Investment Funds held by the Sub-Fund represent 18.48% of the total Investments in Investment Funds.

j	The industry for these securities is digital asset trading & servicing.
k	The industry for these securities is digital asset mining.
l	The industry for these securities is financial technology.
m	Forward agreement to receive shares of Plaid Inc. at a future date.
n

The investment is a restructuring of the Company’s interest in Medalist Partners Harvest Fund, LP and Medalist Partners Harvest Fund Ltd, which were first acquired on 8/1/2016 and 7/1/2017, respectively.

‡

The Company’s Investments in Investment Funds and private equities are exempt from registration under the Securities Act of 1933, as amended, and contain restrictions on resale and cannot be sold publicly.

*	All Investments in Investment Funds and securities are non-income producing.
†	The cost and unrealized appreciation/(depreciation) of investments as of September 30, 2022, as computed for federal tax purposes, were as follows:

Aggregate cost	$1,595,176,717

Gross unrealized appreciation	$118,146,655
Gross unrealized depreciation	(417,629,309)

Net unrealized depreciation	$(299,482,654)

See accompanying notes to consolidated financial statements.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Consolidated Statement of Operations

Six Months Ended September 30, 2022 (Unaudited)

Investment income
Other income	$1,614

Total investment income	1,614

Expenses
Management fee	9,978,993
Account servicing fees	6,158,024
Administration fees	1,772,253
Professional fees	1,674,046
Risk monitoring fees	721,500
Interest expense	335,032
Directors’ fees and expenses	213,374
Custodian fees	118,090
Filing fees	72,628
Miscellaneous expenses	1,219,395

Total expenses	22,263,335

Net investment loss	(22,261,721)

Net realized loss and net change in unrealized depreciation on investments in Investment Funds and securities

Net realized loss on sales of investments in Investment Funds	(19,683,261)
Net realized loss from securities	(21,018,927)
Net change in unrealized depreciation on investments in Investment Funds	(381,204,300)
Net change in unrealized depreciation on investments in securities	(96,975,899)

Net realized loss and net change in unrealized depreciation on investments in Investment Funds and securities	(518,882,387)

Net decrease in Shareholders’ Capital from operations	$(541,144,108)

See accompanying notes to consolidated financial statements.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Consolidated Statements of Changes in Shareholders’ Capital

	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022

Operations

Net investment loss	$(22,261,721)	$(62,057,596)
Net realized gain/(loss) on sales of investments in Investment Funds	(19,683,261)	301,016,625
Net realized loss from securities	(21,018,927)	(9,178,328)
Net change in unrealized depreciation on investments in Investment Funds	(381,204,300)	(351,897,156)
Net change in unrealized depreciation on investments in securities	(96,975,899)	(6,817,703)

Net decrease in Shareholders’ Capital from operations	(541,144,108)	(128,934,158)

Distributions

Distributions from distributable earnings	–	(50,106,686)
Tax return of capital	–	(33,965,075)

Decrease in Shareholders’ Capital from Distributions to Shareholders	–	(84,071,761)

Shareholders’ Capital Transactions

Capital contributions	175,000	6,973,442
Reinvestment of distributions	–	76,489,911
Capital redemptions	(149,932,097)	(629,161,247)

Decrease in Shareholders’ Capital from Capital Transactions	(149,757,097)	(545,697,894)

Shareholders’ Capital at beginning of period	2,037,935,953	2,796,639,766

Shareholders’ Capital at end of period (1,600,321.977 and 1,778,269.099 shares outstanding at September 30, 2022 and March 31, 2022, respectively)	$1,347,034,748	$2,037,935,953

See accompanying notes to consolidated financial statements.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Consolidated Statement of Cash Flows

Six Months Ended September 30, 2022 (Unaudited)

Cash flows from operating activities

Net decrease in Shareholders’ capital from operations	$(541,144,108)
Adjustments to reconcile net decrease in shareholders’ capital from operations to net cash provided by operating activities:
Purchases of investments in Investment Funds	(134,728,313)
Proceeds from disposition of investments in Investment Funds	624,560,336
Purchases of investments in securities	(48,469,382)
Proceeds from disposition of investments in securities	25,577,430
Net realized loss on sales of investments in Investment Funds	19,683,261
Net realized loss from securities	21,018,927
Net change in unrealized depreciation on investments in Investment Funds	381,204,300
Net change in unrealized depreciation on investments in securities	96,975,899
Changes in operating assets and liabilities:
Increase in other assets	(176,954)
Decrease in management fee payable	(760,659)
Decrease in professional fees payable	(35,613)
Increase in directors’ fee payable	20,504
Decrease in account servicing fees payable	(475,412)
Decrease in interest payable	(75,009)
Decrease in redemption from Investment Funds received in advance	(20,869,167)
Decrease in accounts payable and other accrued expenses	(113,057)

Net cash provided by operating activities	422,192,983

Cash flows from financing activities

Capital contributions, net of change in contributions received in advance	149,000
Capital redemptions, net of change in redemptions payable	(218,454,085)
Payments for loan payable	(25,000,000)
Payments for secured note payable	(154,000,000)
Payments for credit agreement payable	(15,000,000)

Net cash used in financing activities	(412,305,085)

Net increase in cash	9,887,898

Cash at beginning of period	13,081,292

Cash at end of period	$22,969,190

Supplemental disclosure of financing activities:

Decrease in contributions received in advance	$(26,000)

Decrease in redemptions payable	$(68,521,988)

Supplemental disclosure of cash flow information:

Interest paid during the period	$410,041

See accompanying notes to consolidated financial statements.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Consolidated Financial Highlights

	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018
Net Asset Value per Share, beginning of period:	$1,146.02	$1,256.74	$910.11	$1,194.78	$1,199.12	$1,151.83

Income/(loss) from investment operations:
Net investment (loss)*	(12.52)	(29.97)	(23.55)	(23.28)	(22.25)	(21.69)
Net realized and unrealized gain/(loss) from investments	(291.77)	(36.62)	370.18	(234.37)	60.17	113.18

Total income/(loss) from investment operations	(304.29)	(66.59)	346.63	(257.65)	37.92	91.49

Distributions from net investment income	–	(26.30)	–	(27.02)	(42.26)	(44.20)

Return of capital	–	(17.83)	–	–	–	–

Total distributions	–	(44.13)	–	(27.02)	(42.26)	(44.20)

Net Asset Value per Share, end of period:	$841.73	$1,146.02	$1,256.74	$910.11	$1,194.78	$1,199.12

Total return	(26.55%)(b)	(5.46%)	38.09%	(22.11%)	3.25%	8.04%

Ratios/Supplemental Data:

Shareholders’ capital, end of period:	$1,347,034,748	$2,037,935,953	$2,796,639,766	$3,568,181,401	$4,843,434,967	$4,835,226,075

Portfolio turnover	21.79%	37.02%	48.41%	15.78%(a)	20.63%	22.56%

Ratio of expenses to average Shareholders’ capital**	2.62%(c)	2.45%	2.32%	1.97%	1.84%	1.85%

Ratio of net investment loss to average Shareholders’ capital**	(2.62%)(c)	(2.45%)	(2.32%)	(1.96%)	(1.83%)	(1.85%)

The above ratios and total returns may vary for individual investors based on the timing of capital transactions during the period.

(a)	The portfolio turnover excludes ETF transactions, had ETF transactions been included, the portfolio turnover would be 22.52%.
(b)	Not Annualized.
(c)	Annualized.
*	Per share data of net investment loss is computed using the total of monthly income and expense divided by beginning of month shares.
**

The ratios of expenses and net investment loss to average Shareholders’ capital do not include the impact of expenses and incentive allocations or incentive fees related to the underlying Investment Funds or the impact of any placement fees paid by the Shareholder.

See accompanying notes to consolidated financial statements.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Consolidated Financial Statements

September 30, 2022 (Unaudited)

1.	Organization

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC (formerly known as Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC) (the “Company”) was organized as a Delaware limited liability company on August 16, 2002. The Company is registered under the Investment Company Act of 1940 as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Company is also registered under the Securities Act of 1933 as amended (the “1933 Act”).

The investment objective of the Company is to achieve capital appreciation principally through investing in investment funds (“Investment Funds”) managed by third-party investment managers (“Investment Managers”) that employ a variety of alternative investment strategies. These investment strategies allow Investment Managers the flexibility to use leveraged and/or short-sale positions to take advantage of perceived inefficiencies across the global markets, often referred to as “alternative” strategies. Because the Investment Funds following alternative investment strategies are often described as hedge funds, the investment program of the Company can be described as a fund of hedge funds.

The Company has a Sub-Fund, SkyBridge Multi-Adviser Hedge Fund Portfolios Sub-Fund I Ltd. (the “Sub-Fund”), which was organized as an exempted company organized under the laws of the Cayman Islands on December 9, 2020 and is a wholly owned subsidiary of the Company. The Sub- Fund pursues its investment objectives by investing in certain Investment Funds.

Shares of the Company (“Shares”) are sold to eligible investors (referred to as “Shareholders”). The minimum initial investment in the Company from each Shareholder is $25,000; the minimum additional investment is $10,000.

SkyBridge Capital II, LLC (the “Adviser” or “SkyBridge”), a Delaware limited liability company, serves as the Company’s investment adviser. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and, among other things, is responsible for the allocation of the Company’s assets to various Investment Funds. Under the Company’s governing documents, the Company has delegated substantially all authority to oversee the management of the operations and assets of the Company to the Board of Directors (each member a “Director” and collectively, the “Board of Directors”).

2.	Significant Accounting Policies

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and are expressed in United States dollars. The Company and its subsidiary are considered investment companies under GAAP and follow the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies (“ASC 946”). The following is a summary of significant accounting and reporting policies used in preparing the consolidated financial statements.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Consolidated Financial Statements (continued)

September 30, 2022 (Unaudited)

a.	Portfolio Valuation

The Company accounts for its investments in accordance with GAAP, and fair values its investments in accordance with the provisions of the FASB ASC Topic 820 Fair Value Measurements and Disclosures (“ASC 820”), which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected in the consolidated financial statements at fair value. Fair value is the estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date.

The Company has formal valuation procedures approved by the Board of Directors. The Adviser performs its duties under the procedures principally through an internal valuation body, which meets at least monthly. The Valuation Committee, which is under the purview of the Board of Directors, receives valuation reports from the Adviser on a quarterly basis and determines if valuation procedures are operating as expected and the outcomes are reliable.

Investments in Investment Funds are subject to the terms of the respective limited partnership agreements, limited liability company agreements, offering memoranda and such negotiated “side letter” or similar arrangements as the Adviser may have entered into with the Investment Fund on behalf of the Company. The Company’s investments in the Investment Funds are carried at fair value as determined by the Company’s interest in the net assets of each Investment Fund using net asset value, or its equivalent, (“NAV”) as a practical expedient or as otherwise determined in accordance with the Company’s valuation procedures.

Prior to investing in any Investment Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Investment Fund, and will perform ongoing monitoring due diligence. The results of ongoing, post-investment diligence reviews are used to assess the reasonableness of continued reliance on the valuations reported by the Investment Funds. The NAV supplied by Investment Funds are net of management and performance incentive fees or other allocations payable to the Investment Funds’ managers as required by the Investment Funds’ agreements. Each Investment Manager to which the Adviser allocates assets will charge the Company, as an investor in an underlying Investment Fund, an asset-based fee, and some or all of the Investment Managers will receive performance-based compensation in the form of an incentive fee. The asset-based fees of the Investment Managers are generally expected to range from 1% to 3% annually of the net assets under their management and the incentive fee is generally expected to range from 10% to 25% of net profits annually. These management and incentive fees are accounted for in the valuations of the Investment Funds and are neither included in the management fee reflected in the Consolidated Statement of Operations nor in expenses and net investment loss ratios reflected in the Consolidated Financial Highlights.

The Company may invest in Investment Funds that may designate certain investments within those Investment Funds, typically those that are especially illiquid and/or hard to value, as “special situation” (often called “Side-Pocket”) investments with additional redemption limitations. Such a Side-Pocket is, in effect, similar to a private equity fund that requires its investors to remain invested

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Consolidated Financial Statements (continued)

September 30, 2022 (Unaudited)

for the duration of the fund and distributes returns on the investment only when liquid assets are generated within the fund, typically through the sale of the fund’s illiquid assets in exchange for cash. As a general matter, the fair value of the Company’s investment in an Investment Fund represents the amount that the Company can reasonably expect to receive if the Company’s investment was sold at its reported NAV. Determination of fair value involves subjective judgment and amounts ultimately realized may vary from estimated values. The Investment Funds generally provide for periodic redemptions ranging from daily to semi-annual, subject to various lock-up on liquidity provisions and redemption gates. Investment Funds generally require advance notice of a shareholder’s intent to redeem its interest, and may, depending on the Investment Funds’ governing agreements, deny or delay a redemption request. The Company considers whether a liquidity discount on any Investment Fund should be taken due to redemption restrictions or suspensions by the Investment Fund. No liquidity discount was applied when determining the fair value of the Investment Funds as of September 30, 2022. The underlying investments of each Investment Fund are accounted for at fair value as described in each Investment Fund’s financial statements. The Investment Funds may invest a portion of their assets in restricted securities and other investments that are illiquid.

Investments in private operating companies may consist of common stock, preferred stock, and debt of privately owned portfolio companies. The transaction price, excluding transaction costs, is typically the Company’s best estimate of fair value at acquisition. At each subsequent measurement date, the Company reviews the valuation of each investment and records adjustments as necessary to reflect the expected exit value of the investment under current market conditions. Ongoing reviews by the Company’s management are based on an assessment of the type of investment, the stage in the lifecycle of the portfolio company, and trends in the performance and credit profile of each portfolio company as of the measurement date.

b.	Basis of Consolidation

The accompanying consolidated financial statements include the accounts of the Sub-Fund, which was established to hold and manage certain Investment Funds. As of September 30, 2022, the Company owns 100% of the Sub-Fund. The Company’s investments held in the Sub-Fund, including the results of its operations, has been consolidated and all intercompany accounts and transactions have been eliminated in consolidation.

c.	Net Asset Value Determination

The net asset value of the Company is determined as of the close of business at the end of each month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board of Directors.

Retroactive adjustments to the Company’s net asset value might be made after the valuation date, based on information which becomes available after a previous valuation date, which could impact the net asset value per share at which Shareholders purchase or sell Company Shares. For example, fiscal year-end net asset values of an Investment Fund may be revised as a result of a year-end audit performed by the independent auditors of that Investment Fund. Other adjustments to the Company’s

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Consolidated Financial Statements (continued)

September 30, 2022 (Unaudited)

net asset value may also occur from time to time, such as from the misapplication by the Company or its agents of the valuation policies described in the Company’s valuation procedures.

Retroactive adjustments to the Company’s net asset value and Shareholder accounts, which are caused by adjustments to the Investment Funds values or by a misapplication of the Company’s valuation policies, that are able to be made within 90 days of the valuation date(s) to which the adjustment would apply will be made automatically unless determined to be immaterial. Other potential retroactive adjustments, regardless of whether their impact increases or decreases the Company’s net asset value, are evaluated qualitatively and quantitatively by management of the Company in determining if adjustment is to be made. All retroactive adjustments are reported to the Company’s Valuation Committee and reported to affected Shareholders.

The Company follows a policy which permits revisions to the number of Shares purchased or sold by Shareholders due to retroactive adjustments made under the circumstances described above which occur within 90 days of the valuation date. In circumstances where a retroactive adjustment is not made under the circumstances described above, Shares purchased or sold by Shareholders will not be adjusted. As a result, to the extent that the subsequent impact of the event which was not adjusted adversely affects the Company’s net asset value, the outstanding Shares of the Company will be adversely affected by prior repurchases made at a net asset value per Share higher than the adjusted value. Conversely, any increases in net asset value per Share resulting from such subsequent impact will be to the benefit of the holders of the outstanding Shares of the Company and to the detriment of Shareholders who previously had their Shares repurchased at a net asset value per Share lower than the post-impact value. New Shareholders may be affected in a similar way, because the same principles apply to the purchase of Shares.

d.	Income Recognition and Expenses

Interest income is recognized on an accrual basis as earned. Expenses are recognized on an accrual basis as incurred. Income, expenses and realized and unrealized gains and losses are recorded monthly.

Securities transactions are accounted for on a trade-date basis. Realized gains and losses on securities transactions are determined using cost calculated on a specific identification basis. Dividends are recorded on the ex-dividend date and interest is recognized on an accrual basis.

The change in an Investment Fund’s net asset value is included in net change in unrealized appreciation/(depreciation) on investments in Investment Funds on the Consolidated Statement of Operations. The Company accounts for realized gains and losses from Investment Fund transactions based on the pro-rata ratio of the fair value and cost of the underlying investment at the date of redemption. For tax purposes, the Company uses the cost recovery method with respect to sales of Investment Funds that are classified as partnerships for U.S. federal tax purposes, and the first-in-first-out method with respect to sales of Investment Funds that are classified as corporations for U.S. federal tax purposes.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Consolidated Financial Statements (continued)

September 30, 2022 (Unaudited)

The Company bears all expenses incurred in the course of its operations, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Company’s account; professional fees; costs of insurance; registration expenses; and expenses of meetings of the Board of Directors.

e.	Income Taxes

It is the Company’s intention to meet the requirements of the Internal Revenue Code applicable to regulated investment companies (“RICs”) and distribute substantially all of its taxable net investment income and capital gains, if any, to Shareholders each year. While the Company intends to distribute substantially all of its taxable net investment income and capital gains, in the manner necessary to avoid imposition of the 4% excise tax, it is possible that some excise tax will be incurred. In such event, the Company will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements. During the period ended September 30, 2022, the Company did not incur any excise tax.

The Company has analyzed tax positions taken or expected to be taken in the course of preparing the Company’s tax return for all open tax years and has concluded, as of September 30, 2022, no provision for income tax is required in the Company’s consolidated financial statements. The Company’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Company recognizes tax related interest and penalties, if any, as income tax expense in the Consolidated Statement of Operations. During the period ended September 30, 2022, the Company did not incur any interest or penalties.

The Sub-Fund is a Cayman Islands exempted company and not subject to U.S federal, state and local income tax.

f.	Cash

Cash represents cash in a sweep account. Cash held at financial institutions may exceed the amount insured by the Federal Deposit Insurance Corporation. The Company has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such bank deposits.

g.	Use of Estimates and Reclassifications

The preparation of consolidated financial statements in conformity with GAAP requires management of the Company to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Changes in the economic environment, financial markets, and any other parameters used in determining these estimates could cause actual results to differ materially.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Consolidated Financial Statements (continued)

September 30, 2022 (Unaudited)

3.	Fair Value Disclosures

The Company uses the NAV, as a practical expedient, provided by Investment Funds as its measure of fair value of an investment in an Investment Fund when (i) the Company’s investment does not have a readily determinable fair value and (ii) the NAV of the Investment Fund is calculated in a manner consistent with the measurement principles of investment company accounting, including measurement of the underlying investments at fair value. In evaluating the level at which the fair value measurement of the Company’s investments have been classified, the Company has assessed factors including, but not limited to, price transparency, the ability to redeem at NAV at the measurement date and the existence or absence of certain redemption restrictions at the measurement date.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Company discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurement). The guidance establishes three levels of fair value as listed below.

Level 1- Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date;

Level 2- Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

Level 3- Inputs that are unobservable.

The notion of unobservable inputs is intended to allow for situations in which there is little, if any, market activity for the asset or liability at the measurement date. Under Level 3, the owner of an asset must determine valuation based on their own assumptions about what market participants would take into account in determining the fair value of the asset, using the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Adviser. The Adviser considers observable data to be market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Consolidated Financial Statements (continued)

September 30, 2022 (Unaudited)

The following is a summary of the Company’s assets measured at fair value as of September 30, 2022, by ASC 820 fair value hierarchy levels:

Description	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Investments Measured at Net Asset Value	Total Fair Value at September 30, 2022

Investments in Investment Funds	$—	$—	$3,674,589	$1,098,476,728	$1,102,151,317

Investments in Securities Exchange Traded Fund (ETF)	$33,464,760	$—	$—	$—	$33,464,760

Private Equity	$—	$—	$160,077,986	$—	$160,077,986

The Company’s investments in Investment Funds for which fair value is measured using NAV per share as a practical expedient, in the amount of $1,098,476,728 have not been categorized in the fair value hierarchy. This amount includes $203,627,555 held by the Sub-Fund. $3,674,589 of the total investments in Investment Funds previously not categorized in the fair value hierarchy transferred during the period to Level 3 as a result of a change in valuation methodology used to value the Company’s investment in Harvest Claro, LLC. The Company also has investments in securities in the amount of $193,542,746.

The following table details purchases, sales and in-kind transfer of the investments in which significant unobservable inputs (Level 3) were used in determining value:

Fair Value Measurements Using Level 3 Inputs

	Directional Equity	Private Equity	Total Investments

Purchases	$ 1,037,477	$ 28,723,833	$ 29,761,310

There was $(14,677,716) and $(61,112,285) unrealized depreciation on directional equity and private equity respectively, for the period ending September 30, 2022.

The following table summarizes the valuation methodology and significant unobservable inputs used to estimate the fair value of Level 3 investments as of September 30, 2022.

Type of Level 3 Investment	Fair Value as of September 30, 2022	Valuation Technique	Unobservable Input	Input (weighted average)

Investments in Investment Funds Directional Equity	$ 3,674,589	Market comparable companies	Revenue Multiple	3.8x-4.3x
Investments in Securities Private Equity	$ 160,077,986	Market comparable companies	Revenue Multiple	8.8x-11.9x
		Market comparable companies	EBITDA Multiple	11.9x-12.8x

The following is a summary of the investment strategies, their liquidity and redemption notice periods and any restrictions on the liquidity provisions of the investments in Investment Funds held by the Company as of September 30, 2022 and measured at fair value using the NAV per share practical expedient. Investment Funds with no current redemption restrictions may be subject to

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Consolidated Financial Statements (continued)

September 30, 2022 (Unaudited)

future gates, lock-up provisions or other restrictions, in accordance with their offering documents which would be considered in fair value measurement and disclosure.

Cryptocurrency and Digital Assets Investment Managers may pursue a variety of investment strategies in managing digital assets of an Investment Fund, and the Company may invest in Investment Funds that provide access to a particular digital asset or assets without a discretionary investment strategy. The Company may also invest in Investment Funds whose Investment Managers have discretion to manage a diversified portfolio of digital assets. The Company and Investment Funds may hold long and short positions in digital assets. The Company and Investment Funds may also invest in securities of companies related, in whole or in part, to digital assets or digital asset technologies (including digital asset miners, payment technologies, digital security, or crypto trading exchanges), or that otherwise have direct or indirect exposure to emerging technologies. The Company and Investment Funds may invest in derivative contracts on digital assets, including cryptocurrency swap agreements, for hedging purposes and non-hedging purposes. The Company may use its assets to offset the carbon footprint associated with the Company’s exposure to Bitcoin and other digital assets. The Investment Funds within this strategy have daily to semi-annual liquidity, subject to a 1 to 120 day notice period. Investment Funds in this strategy, representing approximately 9 percent of the Investment Funds in this strategy are illiquid or side pocket investments with suspended redemptions. Approximately 30 percent of the Investment Funds in this strategy have gated redemptions. Approximately 6 percent of the Investment Funds in this strategy are subject to hard lock up provisions to be lifted after 24 months. The remaining approximately 55 percent of the Investment Funds in this strategy can be redeemed with no restrictions as of the measurement date.

Directional Equity funds take long and short stock positions. The manager may attempt to profit from both long and short stock positions independently, or profit from the relative outperformance of long positions against short positions. The stock picking and portfolio construction process is usually based on bottom-up fundamental stock analysis, but may also include top-down macro-based views, market trends and sentiment factors. Directional equity managers may specialize by region (e.g., global, U.S., Europe or Japan) or by sector. No assurance can be given that the managers will be able to correctly locate profitable trading opportunities, and such opportunities may be adversely affected by unforeseen events. In addition, short selling creates the risk of loss if the security that has been sold short appreciates in value. Generally, the Investment Funds within this strategy have quarterly liquidity, subject to a 45 to 60 day notice period. Investment Funds in this strategy, representing approximately 18 percent of the Investment Funds in this strategy are illiquid or side pocket investments with suspended redemptions. Approximately 13 percent of the Investment Funds in this strategy have gated redemptions, which are estimated to be lifted after 12 months. Approximately 15 percent of the Investment Funds in this strategy are term vehicles with multi-year hard locks subject to periodic distributions. The remaining approximately 54 percent of the Investment Funds in this strategy can be redeemed with no restrictions as of the measurement date.

Event Driven strategies involve investing in opportunities created by significant transactional events such as spin-offs, mergers and acquisitions, bankruptcies, recapitalizations and share buybacks. Event driven strategies include “merger arbitrage” and “distressed securities”. Generally, the Investment Funds within this strategy have quarterly liquidity, subject to a 60 to 90 day notice period. Investment Funds in this strategy, representing approximately 16 percent of the Investment Funds in

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Consolidated Financial Statements (continued)

September 30, 2022 (Unaudited)

this strategy are illiquid or side pocket investments with suspended redemptions. Approximately 1 percent of the Investment Funds in this strategy are term vehicles with multi-year hard locks subject to periodic distributions. The remaining approximately 83 percent of the Investment Funds in this strategy can be redeemed with no restrictions as of the measurement date.

Relative Value strategies seek to take advantage of specific pricing anomalies, while also seeking to maintain minimal exposure to systematic market risk. This may be achieved by purchasing one security previously believed to be undervalued, while selling short another security perceived to be overvalued. Relative value arbitrage strategies include equity market neutral, statistical arbitrage, convertible arbitrage, and fixed income arbitrage. Some investment managers classified as multi-strategy relative value arbitrage use a combination of these substrategies. Generally, the Investment Funds within this strategy have quarterly liquidity, subject to a 45 to 90 day notice period. 100 percent of the Investment Funds in this strategy have gated redemptions, which are estimated to be lifted after 12 months.

Private Equity Investments: The Company also makes private investments in emerging portfolio companies (e.g., venture capital and growth equity investments) and may, on occasion, purchase and hold public equities. Equity investments are valued at initial transaction price and may subsequently be valued using valuation models in the absence of readily observable market prices. Valuation models are generally based on (i) earnings before interest, taxes, depreciation and amortization (EBITDA) multiples analysis, (ii) the value attributable to the equity instrument from the enterprise value of the portfolio company or the proceeds that would be received if the portfolio company liquidated, and (iii) market and income (discounted cash flow) approaches, in which various internal and external factors are considered. Factors include key financial inputs and recent public and private transactions for comparable investments. Key inputs used for the discounted cash flow approach include the weighted average cost of capital and investment terminal values derived from EBITDA multiples. An illiquidity discount may be applied where appropriate.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including the type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the investment. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, determining fair value requires more judgment. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a readily available market existed for such assets or liabilities and the values that may ultimately be realized. Accordingly, the degree of judgment exercised by the Manager in determining fair value is greatest for assets or liabilities categorized as Level 3.

The Company follows the authoritative guidance under GAAP on determining fair value when the volume and level of activity for the asset or liability have significantly changed and identifying transactions that are not orderly. Accordingly, if the Company determines that either the volume and/or level of activity for an asset or liability has significantly changed (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value. Valuation techniques such as an income approach might be appropriate to supplement or replace a market approach in those circumstances.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Consolidated Financial Statements (continued)

September 30, 2022 (Unaudited)

The guidance also provides a list of factors to determine whether there has been a significant change in relation to normal market activity. Regardless of the valuation technique and inputs used, the objective for the fair value measurement in those circumstances is unchanged from what it would be if markets were operating at normal activity levels and/or transactions were orderly; that is, to determine the current exit price.

The Company has unfunded capital commitments in the amount of $2,268,254 as of September 30, 2022.

4.	Management Fee, Administrative Fee, Account Servicing Fee, Related Party Transactions and Other

The Adviser provides investment management services to the Company. The Adviser acts primarily to evaluate and select Investment Managers, to allocate assets, to establish and apply risk management procedures, and to monitor overall investment performance. In consideration for such services, the Company paid the Adviser a monthly management fee of 0.125% (1.50% annually) based on end of month Shareholders’ capital. Effective August 1, 2021, the monthly management fee was decreased to 0.10% (1.20% annually).

Hastings Capital Group, LLC (“Hastings”), an affiliate of the Adviser, has been appointed to serve as the Company’s principal underwriter (the “Principal Underwriter”) with authority to sell Shares directly and to appoint placement agents to assist the Principal Underwriter in selling Shares. Underwriting fees in the amount of $8,000 are accrued on a monthly basis. Total amounts expensed related to underwriting fees by the Company for the period ended September 30, 2022 were $48,000 and are included in miscellaneous expenses on the Consolidated Statement of Operations of which $8,000 remains payable and is included in accounts payable and other accrued expenses on the Consolidated Statement of Assets and Liabilities. Placement agents may be retained by the Company to assist in the placement of the Company’s Shares.

The Company has entered into agreements with third parties to act as additional placement agents for the Company’s Shares. Placement fees ranging from 0% to 3% of a Shareholder’s subscription amount may be paid to the placement agents by the Shareholder. Placement fees do not constitute a capital contribution by the Shareholder to the Company and will not be part of the assets of the Company. In addition to the placement fee paid by Shareholders, the Adviser or its affiliates, including the Principal Underwriter, may pay from their own resources additional compensation to the Placement Agents in connection with placement of Shares or servicing of investors. As to each investor referred by a Placement Agent to date, such additional compensation approximates 0.75% to 0.85% of the value of the Shares held by the investor per annum.

Effective April 1, 2020, the Company is responsible for a per annum expense of 0.25% of net assets that will be paid to placement agents to cover a portion of the costs of the services that the placement agents provide to their customers that are shareholders of the Company. These costs were previously borne exclusively by SkyBridge and its affiliates. Effective August 1, 2021, the shareholder servicing fee was replaced by the account servicing fee, whereby the Company is responsible for a per annum expense of 0.75% of net assets. Effective October 1, 2022 the annual account service fee increased to 0.85%. See the “Summary of Fees and Expenses” in the Company’s current prospectus dated July 31,

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Consolidated Financial Statements (continued)

September 30, 2022 (Unaudited)

2021 (filed pursuant to Rule 497 under the Securities Act of 1933 on July 31, 2021), as amended and restated on August 18, 2021 and October 14, 2021 (the “Prospectus”). Total amount expensed relating to account servicing fee provided by the Company for the period ended September 30, 2022 was $6,158,024, of which $937,041 remains payable.

The Adviser and BNY Mellon Investment Servicing (US) Inc. (“BNYM”) have separate agreements with the Company and act as co-administrators to the Company. BNYM provides certain accounting, recordkeeping, tax and investor related services and charges fees for their services based on a rate applied to the average Shareholders’ capital and are charged directly to the Company. Total amount expensed relating to administration services provided by BNYM for the period ended September 30, 2022 was $896,915 and is included in administration fees on the Consolidated Statement of Operations of which $140,794 remains payable and is included in accounts payable and other accrued expenses on the Consolidated Statement of Assets and Liabilities.

The Adviser provides a variety of administrative and shareholder services under an administrative services agreement with the Company. The Adviser is paid an annual fee, payable monthly and, as of April 1, 2020, calculated at 0.10% of the Company’s monthly net assets. Effective October 1, 2022 the annual Adviser administrative service fee increased to 0.20%. Total amount expensed relating to administrative services provided by the Adviser for the period ended September 30, 2022 was $875,338 and is included in administration fees on the Consolidated Statement of Operations of which none remains payable.

Certain Directors of the Company are also directors and/or officers of other investment companies that are advised by the Adviser, including SkyBridge G II Fund, LLC.

Each Director who is not an “interested person” of the Company, as defined by the 1940 Act, receives, for his service as Director of the Company and SkyBridge G II Fund, LLC, an annual retainer effective July 1, 2018, of $90,000, a fee per telephonic meeting of the Board of Directors of $500 and a fee per in person meeting of the Board of Directors of $1,000 plus reasonable out of pocket expenses. The Chair of the Audit Committee will receive a $10,000 per year supplemental retainer. Directors will be reimbursed by the Company for their travel expenses related to Board meetings. A portion of such fees and costs will be allocated to each fund according to its relative net assets and a portion will be split equally between each fund. Additional information about the directors may be found in the Company’s Prospectus.

Total amounts expensed related to Directors by the Company for the period ended September 30, 2022 were $213,374, of which $71,679 remains payable.

The Bank of New York Mellon serves as custodian of the Company’s assets and provides custodial services for the Company. Fees payable to the custodian and reimbursement for certain expenses are paid by the Company. Total amounts expensed related to custodian fees by the Company for the period ended September 30, 2022 were $118,090, of which $16,193 remains payable and is included in accounts payable and other accrued expenses on the Consolidated Statement of Assets and Liabilities.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Consolidated Financial Statements (continued)

September 30, 2022 (Unaudited)

The Company has elected to, and intends to meet the requirements necessary to, qualify as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, the Company must satisfy, among other requirements, certain ongoing asset diversification, source-of-income and annual distribution requirements imposed by Subchapter M. To facilitate compliance with certain asset diversification requirements, the Company retains an independent third-party service provider. The primary roles of the third-party service provider are to collect and aggregate information with respect to the Investment Funds’ holdings and to test the Company’s compliance with certain asset diversification requirements each quarter. Total amount expensed relating to these services for the period ended September 30, 2022 was $626,228 and is included in risk monitoring fees on the Consolidated Statement of Operations, of which $94,514 remains payable and is included in accounts payable and other accrued expenses on the Consolidated Statement of Assets and Liabilities.

5.	Securities Transactions

The following table lists the aggregate purchases and proceeds from sales of Investment Funds and Securities for the period ended September 30, 2022, gross unrealized appreciation, gross unrealized depreciation and net unrealized depreciation as of September 30, 2022.

Cost of purchases*	$381,836,797

Proceeds from sales*	$482,124,645

Gross unrealized appreciation	$120,275,194
Gross unrealized depreciation	(345,423,825)

Net unrealized depreciation	$(225,148,631)

*

Cost of purchases and proceeds from sales include non-cash transfers of $26,769,936, representing transfers between investment in Investment Funds for the period ended September 30, 2022, representing transfers between share classes within the same Investment Fund, onshore and offshore Investment Funds under the same manager, and Investment Funds under the same manager.

6.	Loan Payable

a.	Line of Credit

On August 26, 2022, the Company renewed an uncommitted line of credit (the “Line of Credit”) with an unaffiliated bank expiring on August 25, 2023. Subject to the terms of the Line of Credit Agreement, the Company may borrow up to $25,000,000 (the “Maximum Amount”). The Company pays interest on the unpaid principal balance at a rate per annum for each day equal to the sum of (a) two percent (2%) per annum, plus (b) the higher of (i) the Federal Funds Effective Rate in respect of such day, and (ii) to the extent reasonably ascertainable by the bank, the secured overnight financing rate in respect of such day, but in any case not in excess of the maximum rate permitted by law. In addition, the Company will pay to the lender an administration fee in an amount calculated at the rate of 0.125% per annum of the Maximum Amount. The administration fee for the period ended September 30, 2022 was $15,625 and is included in miscellaneous expenses on the Consolidated

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Consolidated Financial Statements (continued)

September 30, 2022 (Unaudited)

Statement of Operations of which $23,438 remains payable and is included in accounts payable and other accrued expenses on the Consolidated Statement of Assets and Liabilities.

For the period ended September 30, 2022, the Company’s average interest rate paid on the Line of Credit was 1.18% per annum and the average loan outstanding was $24,285,714 during the periods whereby the Company had a loan outstanding. The Company had no outstanding amount under the Line of Credit at September 30, 2022. Interest expense for the period ended September 30, 2022 was $44,012 of which none remains payable.

b.	Variable Funding Note

The Company issued a Secured Variable Funding Note (the “Note”) in December 2013. Under an amended and restated Note Purchase Agreement dated December 19, 2016, as amended, an unaffiliated bank agreed to purchase the Note with a scheduled maturity date of December 16, 2022. The Note has a maximum notional amount of $150,000,000 and pays interest of USD 1 month LIBOR plus 1.50% per annum. A fee of 0.50% per annum accrues daily on the whole notional amount of the Note. The fee for the period ended September 30, 2022 was $441,667 and is included in miscellaneous expenses on the Consolidated Statement of Operations of which $31,250 remains payable and is included in accounts payable and other accrued expenses on the Consolidated Statement of Assets and Liabilities.

For the period ended September 30, 2022, the Company’s average interest rate paid on the Note was 0.90% per annum and the average amount outstanding was $72,533,333 during the periods whereby the Company had an amount outstanding. The Company had no outstanding amount under the Variable Funding Note at September 30, 2022. Interest expense for the period ended September 30, 2022 was $267,043 of which none remains payable.

c.	Credit Agreement

On July 17, 2020, the Company entered into a committed credit agreement (“Credit Agreement”) with an unaffiliated bank expired on July 15, 2022 and was not renewed. Subject to the terms of the Credit Agreement, the Company was permitted to borrow up to $100,000,000.

The Company paid interest on the outstanding principal amount at a rate per annum equal to the applicable 1 month LIBOR rate for the applicable interest period plus the spread, which is 1.6% per annum. In addition, the Company paid a commitment fee of 0.60% per annum. The fee for the period ended September 30, 2022 was $168,000 and is included in miscellaneous expenses on the Consolidated Statement of Operations of which none was payable at September 30, 2022.

For the period ended September 30, 2022, the Company’s average interest rate paid on the Credit Agreement was 1.04% per annum and the average amount outstanding was $15,000,000 during the periods whereby the Company had an amount outstanding. The Company had no outstanding amount under the Credit Agreement at September 30, 2022. Interest expense for the period ended September 30, 2022 was $23,977 of which none was payable at September 30, 2022.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Consolidated Financial Statements (continued)

September 30, 2022 (Unaudited)

7.	Contributions, Redemptions, and Allocation of Income

The Company is authorized to issue an unlimited number of Shares, all at $0.00001 par value per Share. Such par value is included in paid-in capital in the Consolidated Statement of Assets and Liabilities. Generally, initial and additional subscriptions for Shares may be accepted as of the first day of each month. The Adviser has been authorized by the Board of Directors of the Company to accept or reject any initial and additional subscriptions for Shares in the Company. The Board of Directors from time to time and in its complete and exclusive discretion, may determine to cause the Company to repurchase Shares from Shareholders pursuant to written tenders by Shareholders on such terms and conditions as it may determine. The Adviser expects that it typically will recommend to the Board of Directors that the Company offer to repurchase 5% to 25% of total outstanding Shares from Shareholders semi-annually, on each March 31 and September 30 (or, if any such date is not a business day, on the immediately preceding business day).

As of September 30, 2022, a tender offer with a 10% limit was oversubscribed. As a result, the Company purchased shares on a pro rata basis of 16.85% of the total shares submitted for tender.

Transactions in Shares were as follows for the period ended September 30, 2022 and year ended March 31, 2022:

	September 30, 2022	March 31, 2022
Shares outstanding, beginning of period	1,778,269.099	2,225,318.641
Shares purchased	152.702	5,654.707
Shares issued for reinvestment of distributions	–	63,622.714
Shares redeemed	(178,099.824)	(516,326.963)

Shares outstanding, end of period	1,600,321.977	1,778,269.099

8.	Risk Factors

In the normal course of business, the Investment Funds in which the Company invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts and entering into equity swaps. The Company’s risk of loss in these Investment Funds is limited to the value of its investment in the respective Investment Funds.

The Company is subject to various risks including market risk, liquidity risk, and other risks related to its investment in Investment Funds holding digital assets. Investing in digital assets is currently unregulated, highly speculative, and volatile. Digital asset prices may be volatile and are subject to influence by many factors including the levels of liquidity. Extreme volatility, including significant declines in the trading prices of bitcoin and ethereum, could have a material adverse effect on the value of the Company. In addition, the regulatory landscape for digital assets is undefined and rapidly developing. Regulation of digital assets can vary significantly among non-U.S. or U.S. federal, state and local jurisdictions and is subject to significant uncertainty. Federal, state or foreign governments may restrict the use and exchange of digital assets at any time, and changes in the

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Consolidated Financial Statements (continued)

September 30, 2022 (Unaudited)

market or regulatory landscape could limit the ability of Investment Funds to pursue investment strategies in digital assets, or cause digital assets to lose significant, or all, of their value. Further, Investment Funds with exposure to digital assets or technologies may operate in highly regulated industries, resulting in higher regulatory scrutiny and risk of regulatory action.

The Company may invest in the securities of individual issuers, which may be private companies in early stages of their development. The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general. Performance of individual securities can vary widely. When there is no willing buyer and a security cannot be readily sold at the desired time or price due to lock-ups or market conditions, the Company may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities, at the Company’s desired price or at all, can adversely affect the Company’s value or prevent the Company from being able to take advantage of other investment opportunities. Investments in single issuers are subject to substantially higher market and issuer risks than investments in diversified Investment Funds.

9.	Income Taxes

As of September 30, 2022, the cost and composition of unrealized appreciation and depreciation on investments for federal income tax purposes is as follows:

Federal tax cost	$1,595,176,717

Gross unrealized appreciation	$118,146,655
Gross unrealized depreciation	(417,629,309)

Net unrealized depreciation	$(299,482,654)

The tax basis of distributable earnings as of March 31, 2022, the Company’s last fiscal year end, shown below represent future distribution requirements the Company must satisfy under the income tax regulations and losses the Company may be able to offset against income and gains realized in future years.

Undistributed ordinary income	$-
Undistributed net capital gains/(capital loss carryforward)	(515,521,031)
Qualified late year loss deferrals	(14,202,072)
Accumulated net unrealized appreciation on investments	178,697,545

Distributable earnings (loss)	$(351,025,558)

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Consolidated Financial Statements (continued)

September 30, 2022 (Unaudited)

10.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Company through the date the consolidated financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the consolidated financial statements except for below:

On November 11, 2022, FTX Trading Ltd. filed a petition in the U.S. Bankruptcy Court for the District of Delaware for relief under Title 11 of the United States Code. On November 14, 2022, West Realm Shires Inc. filed a petition in the U.S. Bankruptcy Court for the District of Delaware for relief under Title 11 of the United States Code. The Company’s Investments in Securities include private equity positions held in those entities whose fair value totaled 2.95% of Shareholders’ Capital, in aggregate, as of September 30, 2022. The Company is currently evaluating the impact of the respective bankruptcy filings.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

FUND MANAGEMENT

(Information Unaudited)

The Company’s officers are appointed by the Directors and oversee the management of the day-to-day operations of the Company under the supervision of the Board of Directors. Two of the Directors and all of the officers of the Company are directors, officers or employees of the Adviser or its subsidiaries. The other Directors are not affiliated with the Adviser or its subsidiaries and are not “interested persons” as defined under Section 2(a)(19) of the 1940 Act (the “Independent Directors”). A list of the current Directors and officers of the Company and a brief statement of their present positions, principal occupations and directorships during the past five years are set out below. Additional information about the Company’s Directors is available in the Company’s Prospectus without charge, upon request by calling (888) 759-2730. To the fullest extent allowed by applicable law, including the 1940 Act, the LLC Agreement indemnifies the Directors and officers for all costs, liabilities and expenses that they may experience as a result of their service as such.

Certain of the Directors and officers of the Company are also directors and/or officers of other investment companies that are advised by the Adviser, including SkyBridge G II Fund, LLC. (The Company and such other investment companies, if also registered under the 1940 Act, are referred to collectively in this section of the Prospectus as the “Fund Complex”.) The address for each Director and officer in his or her capacity as such is 527 Madison Avenue, 4th Floor, New York, New York 10022.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

INDEPENDENT DIRECTORS

(Information Unaudited)

NAME AND AGE	POSITION(S) HELD WITH THE COMPANY	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR

R. Stephen Hale (born 1951)	Director	December 2018 to present	Retired since 2017; prior thereto, Senior Hedge Fund Relationship Manager in Europe for BNP Paribas.	Two	SkyBridge G II Fund, LLC

James G. Jackson (born 1964)	Director	August 2021 to present	Chief Financial Officer at Saviynt, Inc. (August 2021- present); Former Chief Financial Officer at Tanium, Inc. (February- November 2020); prior thereto, Executive Vice President and Chief Financial Officer at Breitburn Management Company (2006- 2018).	Two	SkyBridge G II Fund, LLC

Kristin Smith (born 1981)	Director	January 2022 to present	Executive Director, Blockchain Association (2018- present).	Two	SkyBridge G II Fund, LLC

*

Each Director serves until his or her successor is duly elected and qualifies, or until his or her death, resignation, retirement or removal as provided by the Company’s limited liability company agreement or statute. A Director shall retire from the Board at the meeting next succeeding his or her 75th birthday.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

INTERESTED DIRECTORS

(Information Unaudited)

NAME AND AGE	POSITION(S) HELD WITH THE COMPANY	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR

Raymond Nolte (born 1961)	President and Director (Chair)	September 2005 to present	Chief Investment Officer, SkyBridge (2010-present); CEO, Citigroup Alternative Investments Fund of Hedge Funds Group (2005-2010); President, Director and Portfolio Manager of SkyBridge Multi-Adviser Hedge Fund Portfolios LLC since 2005.	Two	SkyBridge G II Fund, LLC

Brett S. Messing (born 1964)	Director	October 2019 to present	President (since 2018), Partner and Chief Operating Officer (since 2019) at SkyBridge; Senior Advisor at Export — Import Bank of the United States (2017).	Two	SkyBridge G II Fund, LLC

*

Each Director serves until his or her successor is duly elected and qualifies, or until his or her death, resignation, retirement or removal as provided by the Company’s limited liability company agreement or statute. A Director shall retire from the Board at the meeting next succeeding his or her 75th birthday.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

OFFICERS

(Information Unaudited)

NAME AND AGE	POSITION(S) HELD WITH THE COMPANY	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

Raymond Nolte (born 1961)	President and Director	September 2005 to present	See table for “Interested Directors” above

Christopher Hutt (born 1970)	Vice President	June 2009 to present	Vice President, SkyBridge Multi-Adviser Hedge Fund Portfolios LLC (2009-present); Vice President, SkyBridge GII Fund, LLC (July 2011-present); Partner, SkyBridge Capital (January 2015-present)

A. Marie Noble (born 1972)	Chief Compliance Officer	December 2010 to present	Chief Compliance Officer, SkyBridge Multi-Adviser Hedge Fund Portfolios LLC (2010 to present); Chief Compliance Officer, SkyBridge GII Fund, LLC (July 2011-present); General Counsel and Chief Compliance Officer, SkyBridge Capital (2010-present)

Robert J. Phillips (born 1962)	Treasurer and Principal Financial Officer	July 2010 to present	Treasurer and Principal Financial Officer, SkyBridge Multi-Adviser Hedge Fund Portfolios LLC (2010-present); Treasurer and Principal Financial Officer SkyBridge GII Fund, LLC (July 2011-present); Partner and Chief Financial Officer, SkyBridge Capital (2007-present)

Marc Zivotovsky (born 1988)	Secretary	January 2022 to present	Secretary, SkyBridge Hedge Fund Portfolios LLC and SkyBridge G II Fund, LLC (2022 – present); Director, SkyBridge Capital (January 2019 – present); Vice President, SkyBridge Capital (2017-2018).

*	Each officer holds office until his or her successor is duly elected and qualifies, or until his or her death, resignation, retirement or removal by the Board.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

ADDITIONAL INFORMATION

(Information Unaudited)

PROXY VOTING

A description of the Company’s Proxy Voting Policies and Procedures and the Company’s portfolio securities voting record for the period July 1, 2021 through June 30, 2022 is available on the Securities and Exchange Commission’s (“SEC”) web site at www.sec.gov. These are found on the site under “Filings - Search for Company Filings” and then “Company or fund name”.

The Company’s Statement of Additional Information contains additional information about the Company’s directors and is available, without charge, upon request, with a toll-free (or collect) telephone number and e-mail address, if any, for shareholders to use to request the Statement of Additional Information.

FILING OF QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS (“FORM NPORT-EX”)

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-EX. The Company’s Form NPORT-EX is available on the SEC’s web site at www.sec.gov (by conducting a “Search for Company Filings”) and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC website without charge may be obtained by calling (800) SEC-0330.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

INVESTMENT ADVISORY AGREEMENT

(UNAUDITED)

Board Consideration and Approval of Advisory Agreement

On September 27, 2022, the Board of Directors (the “Board”) and the Directors who are not interested persons (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Directors”) of SkyBridge Multi Adviser Hedge Fund Portfolios LLC (the “Fund”) unanimously approved the continuation of the Investment Advisory Agreement (the “Advisory Agreement”) between SkyBridge Capital II, LLC, the Fund’s investment adviser (“SkyBridge” or the “Adviser”), and the Fund. On the same date, the Board approved (i) an increase in the account servicing fee payable by the Fund from 0.75% to 0.85% of per annum for services provided to shareholders and for distribution support and related services and (ii) changes to the administration and investor servicing fee payable by the Fund for services provided by the Adviser, which reflected an increase in the annual rate from 0.10% to 0.20% for average daily net assets up to $5 billion and a reduction of the annual rates for average daily net assets above $5 billion. As detailed below, the Board met to review and discuss, among themselves and with the management team of the Adviser, materials provided by the Adviser and others before determining to approve the continuation of the Advisory Agreement.

In connection with its deliberations regarding the continuation of the Advisory Agreement, the Board evaluated materials requested from the Adviser regarding the Fund and the Advisory Agreement. After reviewing the information provided by the Adviser, the Independent Directors requested supplemental information, and the Adviser provided materials in response. The Board discussed these materials with representatives of the Adviser at a Board meeting held on September 27, 2022. In addition, the Board and its various committees consider matters bearing on the Advisory Agreement at other meetings throughout the year and in prior years and meet regularly with senior management of the Fund and the Adviser. The Board also consulted with Fund counsel and the Independent Directors’ independent legal counsel, who advised on various matters with respect to the Board’s considerations and otherwise assisted the Board in its deliberations. On September 27, 2022, the Board, including the Independent Directors, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Board considered all information that they, their legal counsel, or the Adviser believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. The information and factors considered by the Board included, among other things, the following:

●

Information on the investment performance of the Fund relative to the performance of a group of funds determined to be comparable to the Fund by the Adviser, as well as performance relative to benchmarks;

●

Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable funds, as determined by an independent third-party data provider, Broadridge, as well as to peers identified by the Adviser;

●	The terms and conditions of the Advisory Agreement;

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

●

The current and proposed terms and conditions of other agreements and arrangements with the Adviser and its affiliates relating to the operations of the Fund, including agreements with respect to the provision of administration services to the Fund by the Adviser and the provision of distribution, transfer agency and shareholder services to the Fund by affiliates of the Adviser. The Board noted the increase in the account servicing fee payable by the Fund from 0.75% to 0.85% of per annum for services provided to shareholders and for distribution support and related services and the changes to the administration and investor servicing fee payable by the Fund for services provided by the Adviser, which reflected an increase in the annual rate from 0.10% to 0.20% for average daily net assets up to $5 billion and a reduction of the annual rates for average daily net assets above $5 billion.

●	Descriptions of various functions performed by the Adviser under the Advisory Agreement, including portfolio management and portfolio trading practices;

●	Information regarding the management fees of similarly-managed portfolios of other clients of the Adviser, including institutional accounts and other funds;

●	Information regarding the reputation, regulatory history and resources of the Adviser, including information regarding senior management, portfolio managers and other personnel;

●

Information regarding the capabilities of the Adviser with respect to compliance monitoring services, including an assessment of the Adviser’s compliance system by the Fund’s Chief Compliance Officer; and

●	The financial condition of the Adviser and the profitability to the Adviser and its affiliates from their relationships with the Fund.

Nature, Extent and Quality of Services Provided by SkyBridge

The Board considered the nature, extent and quality of services provided to the Fund by the Adviser under the Advisory Agreement and under the separate administration agreement with the Fund, and the resources dedicated to the Fund by SkyBridge and its affiliates. The Board considered, among other things, the Adviser’s ability to attract, motivate and retain highly qualified portfolio management, compliance and administrative team members, and noted the background and experience of these individuals. The Board noted that SkyBridge referred to the long-term continuity of its key personnel and continued ability to recruit highly qualified employees as important to its ability to continue to provide services at historical levels.

The Board also considered the professional experience and qualifications of the senior personnel of the Adviser, which included consideration of the Adviser’s experience with similarly-structured funds. The Board noted that the Adviser provides the Fund with investment research, advice and supervision and continuously furnishes an investment portfolio for the Fund consistent with the Fund’s investment objectives, policies and restrictions as set forth in the Fund’s prospectus. The Board considered the compliance programs of, and the compliance-related resources provided to the Fund by the Adviser and

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

its affiliates and the resources dedicated by the Adviser and its affiliates to risk management, and considered the Adviser’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers.

After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund supported the approval of the continuation of the Advisory Agreement.

Investment Performance of the Fund and SkyBridge

The Board reviewed the investment performance of the Fund over various time periods on both an absolute and a relative basis. Performance was reviewed against the performance of funds identified by Broadridge as the Fund’s peers. Performance was also reviewed against the performance of peer funds identified by the Adviser that are sold in the same distribution channels as the Fund. The Board noted that the Fund had underperformed its benchmark in 2022. The Board considered the Fund’s longer-term performance as well as the Adviser’s discussions of the key drivers of the Fund’s past and potential future returns. The Board concluded that the Fund’s recent and longer-term performance was sufficient, in light of other considerations, to warrant continuation of the Advisory Agreement. Those other considerations included, among others, the overall market environment and the volatility in the digital asset industry that had contributed to the Fund’s short-term performance results. The Board also noted that the Adviser had taken steps designed to help improve the Fund’s investment performance, including, but not limited to, changes in the allocation of Fund assets to digital assets and private company investments.

The Board also considered the Adviser’s performance and reputation generally, the Adviser’s historical responsiveness to Board concerns about performance, and the Adviser’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Board concluded, within the context of its overall conclusions, that the performance of the Fund and the Adviser was sufficient, in light of other considerations, to support the continuation of the Advisory Agreement.

Management Fees and Other Expenses and the Costs of Services Provided and Profits Realized by SkyBridge from the Relationship with the Fund

The Board considered the management fees charged to the Fund under the Advisory Agreement as well as the total expenses incurred by the Fund. SkyBridge’s management fees were considered in light of various data points, including peer fee and total expense information provided by SkyBridge and Broadridge, and fees for other SkyBridge products. In assessing the reasonableness of the fees under the Advisory Agreement, the Board considered, among other information, the Fund’s total expense ratio as a percentage of average monthly net assets as well as the overall effects of the various fees paid by the Fund to its service providers. The Board discussed the separate fees payable to SkyBridge for administrative services, as well as the account servicing fees paid by the Fund to an affiliate of SkyBridge, and the proposed changes to those fees. The Board noted that these fees – although not being paid for advisory services – nonetheless represent an additional source of revenue to SkyBridge and its affiliates from the Fund.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

The Board also considered information about the management fees charged by the Adviser to private funds. In considering these fees, the Board took into account, among other things, the Adviser’s representations about the differences between managing registered closed-end funds as compared to private funds, including differences in the services provided, differences in the risk profile of such business for the Adviser and the additional resources required to manage registered funds effectively. In evaluating the Fund’s management fees, the Board also took into account the demands, complexity and quality of the investment management of the Fund, including the diligence and monitoring of managers to the underlying hedge funds in which the Fund invests.

The Board considered the compensation directly or indirectly received by the Adviser and its affiliates in connection with their relationships with the Fund, including SkyBridge’s financial condition and profitability. The Board also took note of the costs the Adviser and its affiliates incur in connection with the services provided and the profitability to the Adviser and its affiliates from their relationships with the Fund. The Board received and reviewed information regarding the profitability of the Adviser with respect to Fund-related activities. The Adviser described the historic structure of the distribution model for the Fund.

The Board considered a detailed description provided by management of the methodology and inputs used to estimate the Adviser’s profitability in 2021. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Adviser, the types of strategies managed, costs of recruiting and retaining personnel, taxes, expense allocations and business mix.

After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, including the costs of services provided and the profitability to the Adviser and its affiliates from their relationships with the Fund, warranted the continuation of the Advisory Agreement.

Economies of Scale

The Board considered the potential existence of economies of scale in the provision by the Adviser of services to the Fund and to the Adviser’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund, such as through fee breakpoints, expense limitation arrangements or additional investments by the Adviser in portfolio management, compliance, technology, administration and other resources.

In considering these matters, the Board also considered the costs of the services provided and the profitability to the Adviser and its affiliates from their relationships with the Fund, as noted above. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Other Benefits to the Adviser

The Board received and considered information regarding “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationships with the Fund, such as the engagement of the Adviser and its affiliates to provide distribution and administrative services to the Fund. The Board also considered the administrative services fees paid to the Adviser by the Fund. The Board was advised that the Adviser may obtain greater exposure to the public as a result of managing the Fund, which could lead to additional business opportunities, such as unregistered fund investments or separately managed account opportunities. The Adviser may also obtain economic benefit from its management of both the Fund and other funds or accounts with respect to the potential economic leverage of its service provider relationships. The Board recognized that the Adviser’s profitability would be somewhat lower without these benefits.

Conclusion

The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Advisory Agreement. In its deliberations, the Directors did not identify any particular information that was all-important or controlling, and individual Directors may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Directors, voting separately, unanimously approved the continuation of the Advisory Agreement.

An important report for SkyBridge Multi-Adviser Hedge Fund Portfolios LLC shareholders is now available online and in print.

Dear Investor,

Thank you for investing with SkyBridge Multi-Adviser Hedge Fund Portfolios LLC (the “Fund”). This notification is to inform you that the Fund’s Semi-Annual Report is now available online.

Semi-Annual Reports contain important information about the Fund, including performance results, portfolio holdings, and financial statements. You are encouraged to access and review these reports at this web address:

http://skybridge.com/public/seriesg

If you prefer to receive a printed Semi-Annual Report at no charge, on an ongoing or one-time basis, please call (855) 631-5474 or email skybridgeis@bnymellon.com. Please note that you will not receive paper copies of the Semi-Annual Reports unless you request them.

Sign-up for eDelivery!

For a more convenient and secure way of receiving future investor communications, you may also sign up for eDelivery by calling (855) 631-5474 (option 1) or by visiting our website www.skybridge.com.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

By (Signature and Title)* /s/ Raymond Nolte
Raymond Nolte, President
(principal executive officer)
Date December 8, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Raymond Nolte
Raymond Nolte, President
(principal executive officer)

Date December 8, 2022
By (Signature and Title)* /s/ Robert Phillips
Robert Phillips, Treasurer and Principal Financial Officer
(principal financial officer)

Date December 8, 2022

* Print the name and title of each signing officer under his or her signature.